UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2024

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Louisiana Street, Suite 4200

Houston, TX 77002

(Address of principal executive office) (Zip Code)

(Registrants’ telephone number, including area code): (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 1, 2024, Summit Midstream Partners, LP (the “Partnership”), completed the previously announced transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), by and among the Partnership, Summit Midstream Corporation, a Delaware corporation (the “Corporation”), Summit SMC NewCo, LLC (“Merger Sub”), a wholly-owned subsidiary of the Corporation, and Summit Midstream GP, LLC, the general partner of the Partnership (the “General Partner”), pursuant to which Merger Sub merged with and into the Partnership (the “Merger”), with the Partnership continuing as the surviving entity and a wholly-owned subsidiary of the Corporation (the “Corporate Reorganization”), with each common unit representing limited partner interests in the Partnership (the “Common Units”) being automatically converted into the right to receive one share of the Corporation’s common stock, par value $0.01 (“Common Stock”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each Common Unit was automatically converted into the right to receive one share of Common Stock, and (ii) each of the Partnership’s 9.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests in the Partnership (“Series A Preferred Units” and, together with the Common Units, the “Partnership Equity”) was automatically converted into the right to receive one share of Series A Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share (“Series A Preferred Stock”).

No fractions of a share of Common Stock or Series A Preferred Stock were issued. In the event of an adjustment pursuant to the Merger Agreement such that a fraction of a share of Common Stock or Series A Preferred Stock was issuable to a unitholder pursuant to the Merger Agreement, such unitholder received a number of shares of Common Stock or Series A Preferred Stock that is rounded up to the nearest whole share.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding phantom unit award granted under the Summit Midstream Partners, LP 2012 Long-Term Incentive Plan, as amended and restated, or the Summit Midstream Partners, LP 2022 Long-Term Incentive Plan, as amended (the “Partnership Phantom Unit Awards”), was converted into an award of restricted stock units relating to a number of shares of Common Stock of the Corporation (the “Corporation RSUs”) equal to the number of Common Units subject to such Partnership Phantom Unit Award as of immediately prior to the Effective Time. The Corporation RSUs are subject to substantially the same terms and conditions as were applicable to the converted Partnership Phantom Unit Awards, including vesting and payment timing provisions, as applicable.

Pursuant to the Merger Agreement, the Corporation issued approximately 10.6 million shares of Common Stock to the unitholders as merger consideration as described above.

The foregoing description of the Merger Agreement is only a summary and is subject to, and entirely qualified by reference to, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 3, 2024, and which is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Corporate Reorganization, the New York Stock Exchange (“NYSE”) was notified that all outstanding Partnership Equity was converted pursuant to the Merger Agreement into the right to receive the merger consideration, subject to the terms and conditions of the Merger Agreement. The Partnership requested that NYSE file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Partnership Equity. The Partnership Equity will be suspended from trading on NYSE prior to the opening of trading on August 1, 2024.

In addition, the Partnership intends to file with the SEC a certification and notice of termination on Form 15 requesting that the Partnership Equity be deregistered under Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the Partnership’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Partnership Equity be suspended.

Item 3.03. Material Modification to Rights of Security Holders.

Pursuant to the terms of the Merger Agreement, at the Effective Time, (i) each of the Partnership’s Common Units was automatically converted into the right to receive one share of the Common Stock and (ii) each of the Partnership’s Series A Preferred Units was automatically converted into the right to receive one share of the Corporation’s Series A Preferred Stock.

At the Effective Time, holders of the Common Units and Series A Preferred Units ceased to have any rights as unitholders of the Partnership, other than the right to receive the merger consideration in accordance with the Merger Agreement.

At the Effective Time, each outstanding Partnership Phantom Unit Award was converted into an award of Corporation RSUs equal to the number of Common Units subject to such Partnership Phantom Unit Award as of immediately prior to the Effective Time.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the consummation of the Corporate Reorganization, the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership (the “LPA”) was amended (the “LPA Amendment”) and the Second Amended and Restated Limited Liability Company Agreement of the General Partner (the “GP LLC Agreement”) was amended (the “GP LLCA Amendment”). The LPA Amendment amends the LPA to, among other things, reflect that all of the issued and outstanding limited partnership interests of the Partnership are held by the Corporation and the fact that the Series A Preferred Units are no longer outstanding. The GP LLCA Amendment amends the GP LLC Agreement to, among other things, reflect that the Partnership is a wholly owned subsidiary of the Corporation.

The foregoing descriptions of the LPA Amendment and the GP LLCA Amendment are only summaries and are subject to, and entirely qualified by reference to, the full text of the LPA Amendment and the GP LLCA Amendment, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 31, 2024, by and among Summit Midstream Corporation, Summit SMC NewCo, LLC, Summit Midstream Partners, LP and Summit Midstream GP, LLC (incorporated herein by reference to Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed June 3, 2024 (Commission File No. 001-35666)).
3.1	Fifth Amended and Restated Agreement of Limited Partnership of Summit Midstream Partners, LP, dated August 1, 2024.
3.2	Third Amended and Restated Limited Liability Company Agreement of Summit Midstream GP, LLC, dated August 1, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

	By:	Summit Midstream GP, LLC (its general partner)

Dated: August 1, 2024	/s/ William J. Mault
William J. Mault, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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